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                                                                      EXHIBIT 25


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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) [_]

                           ---------------------------
                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                  13-5160382
(State of incorporation                                   (I.R.S. employer
if not a U.S. national bank)                              identification no.)

One Wall Street, New York, N.Y.                           10286
(Address of principal executive offices)                  (Zip code)

                           ---------------------------
                              BANCO SANTANDER CHILE
               (Exact name of obligor as specified in its charter)

Republic of Chile                                         Not Applicable
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

Bandera 140
Santiago, Chile
(Address of principal executive offices)                  (Zip code)

                           Subordinated Notes due 2012
                       (Title of the indenture securities)
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1.   General information.  Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.
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                       Name                                         Address
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     Superintendent of Banks of the State of    2 Rector Street, New York, N.Y.
     New York                                   10006, and Albany, N.Y. 12203

     Federal Reserve Bank of New York           33 Liberty Plaza, New York, N.Y.
                                                10045

     Federal Deposit Insurance Corporation      Washington, D.C.  20429

     New York Clearing House Association        New York, New York   10005

     (b)      Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

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                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 13th day of November, 2002.

                                        THE BANK OF NEW YORK

                                         By:   /S/ MARY LAGUMINA
                                              ----------------------------------
                                              Name:  MARY LAGUIMINA
                                              Title: VICE PRESIDENT

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                                                                       EXHIBIT 7
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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business June 30, 2002, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                           Dollar Amounts
ASSETS                                                                       In Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin ...................      $2,850,111
   Interest-bearing balances ............................................       6,917,898
Securities:
   Held-to-maturity securities ..........................................       1,201,319
   Available-for-sale securities ........................................      13,227,788
Federal funds sold in domestic offices ..................................       1,748,562
Securities purchased under agreements to resell .........................         808,241
Loans and lease financing receivables:
   Loans and leases held for sale .......................................         974,505
   Loans and leases, net of unearned income .............................      36,544,957
   LESS: Allowance for loan and lease losses ............................         578,710
   Loans and leases, net of unearned income and allowance ...............      35,966,247
Trading Assets ..........................................................       6,292,280
Premises and fixed assets (including capitalized leases) ................         860,071
Other real estate owned .................................................             660
Investments in unconsolidated subsidiaries and associated companies .....         272,214
Customers' liability to this bank on acceptances outstanding ............         467,259
Intangible assets
   Goodwill .............................................................       1,804,922
   Other intangible assets ..............................................          70,679

Other assets ................................................................    4,639,158
                                                                               -----------
Total assets ................................................................  $78,101,914
                                                                               ===========

LIABILITIES
Deposits:
   In domestic offices ......................................................  $29,456,619
   Noninterest-bearing ......................................................   11,393,028
   Interest-bearing .........................................................   18,063,591
   In foreign offices, Edge and Agreement subsidiaries, and IBFs ............   26,667,608
   Noninterest-bearing ......................................................      297,347
   Interest-bearing .........................................................   26,370,261
Federal funds purchased in domestic  offices ................................    1,422,522
Securities sold under agreements to repurchase ..............................      466,965
Trading liabilities .........................................................    2,946,403
Other borrowed money:
   (includes mortgage indebtedness and obligations under capitalized leases)     1,844,526
Bank's liability on acceptances executed and outstanding ....................      469,319
Subordinated notes and debentures ...........................................    1,840,000
Other liabilities ...........................................................    5,998,479
                                                                               -----------
Total liabilities ...........................................................  $71,112,441
                                                                               ===========

Minority interest in consolidated subsidiaries ..............................      500,154

EQUITY CAPITAL
Perpetual preferred stock and related surplus ...............................            0
Common stock ................................................................    1,135,284
Surplus .....................................................................    1,055,509
Retained earnings ...........................................................    4,244,963
Accumulated other comprehensive income ......................................      (53,563)
Other equity capital components                                                          0
Total equity capital ........................................................    6,489,319
                                                                               -----------
Total liabilities minority interest and equity capital ......................  $78,101,914
                                                                               ===========

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                       Thomas J. Mastro,
                                   Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi
Gerald L. Hassell                                    Directors
Alan R. Griffith

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